Exhibit 99.1

SEAPORT ENTERTAINMENT GROUP REPORTS THIRD QUARTER 2025 RESULTS

NEW YORK, NY, November 10, 2025 – Seaport Entertainment Group Inc. (NYSE: SEG) (“Seaport Entertainment Group,” “SEG”, “we,” “our," or the “Company”) announced today its operating and financial results for the quarter ended September 30, 2025.

“We began the third quarter hosting the iconic Macy’s 4th of July Fireworks® celebration and more recently transformed the Seaport for the New York City Wine & Food Festival, and I’m very pleased with our team’s efforts to position the Seaport as a must-visit destination in New York City for live entertainment and cultural experiences,” said Matt Partridge, President and Chief Executive Officer of Seaport Entertainment Group. “These marquee events, together with our continued leasing and programming momentum, highly successful Seaport Concert Series on The Rooftop at Pier 17, and the Las Vegas Aviators’ Pacific Coast League championship, capped a dynamic end to the third quarter and strong start to the fourth quarter. Looking ahead, we are increasingly optimistic about our prospects for 2026 as multiple new concepts prepare to open at the Seaport and our long-term vision for the Company continues to take shape.”

Select Third Quarter 2025 Results

◾	Entered into an agreement to sell the Company’s 250 Water Street development site for $150.5 million to Tavros, a privately owned real estate investment management and development firm based in New York City.
◾	Signed a license agreement with Flanker Kitchen + Sports Bar, an award-winning brand in upscale sports and entertainment, and Hidden Boot Saloon, a Western-inspired concept featuring live music and a country-style party atmosphere, to occupy approximately 14,000 square feet in Pier 17.
◾	Hosted the Macy’s 4th of July Fireworks® in the Seaport neighborhood.
◾	Appointed Matt Partridge as President and Chief Executive Officer and Lenah Elaiwat as Interim Chief Financial Officer.
◾	The Las Vegas Aviators, the Triple-A Minor League Baseball Affiliate of the Oakland Athletics, won the Pacific Coast League (PCL) Championship, the franchise’s first PCL title since 1988 and went on to host and compete in the MiLB Triple-A National Championship Game.
◾	Net Loss of ($33.2) million, or ($2.61) per basic and diluted share attributable to common stockholders.
◾	Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($7.2) million, or ($0.57) per basic and diluted share.

Select Year-to-Date 2025 Results

◾	Hired and onboarded employees of Creative Culinary Management Company LLC (“CCMC”), an indirect wholly owned subsidiary of Jean-Georges Restaurants, to internalize food and beverage operations at most of the Company’s wholly owned and joint venture-owned restaurants in the Seaport.
◾	Completed the Company’s corporate restructuring in partnership with Jean-Georges Restaurants, collapsing the Tin Building joint venture and various management agreement structures, while converting the Tin Building by Jean-Georges and The Fulton management agreements into new Jean-Georges Restaurants license agreements.
◾	Uplisted to the NYSE from the NYSE American and was added to the Russell 2000 Index and Russell Microcap Index.
◾	Leased, programmed, or established development plans for approximately 113,100 square feet of space within the Seaport neighborhood, including signed agreements with Meow Wolf, Willett’s NYC, Flanker

Kitchen + Sports Bar, and Cork Wine Bar, and the planned development of meeting and event space on the fourth floor of Pier 17.
◾	Hosted the New York City Wine & Food Festival in October 2025 with Chef Jean-Georges Vongerichten serving as Culinary Host for the event.
◾	Net Loss of ($79.9) million, or ($6.29) per basic and diluted share attributable to common stockholders.
◾	Non-GAAP Adjusted Net Loss Attributable to Common Stockholders of ($36.7) million, or ($2.89) per basic and diluted share.

Quarterly Results

The table below provides a summary of the Company’s unaudited consolidated and combined operating and financial results for the three months ended September 30, 2025 and September 30, 2024:

	For the Three Months Ended September 30, 2025	For the Three Months Ended September 30, 2024	Variance to Comparable Period in Prior Year
Total revenues[1]	$45,050	$39,430	$5,620	14.3%

Net loss	$(32,864)	$(32,274)	$(590)	(1.8%)
Net loss attributable to common stockholders	$(33,214)	$(32,511)	$(703)	(2.2%)
Net loss attributable to common stockholders per share	$(2.61)	$(5.89)	$3.28	55.7%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[2]	$(7,218)	$(25,078)	$17,860	71.2%
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[2]	$(0.57)	$(4.54)	$3.97	87.4%

Note: $ in thousands, except per share data.

[1]

Period-over-period total revenues comparability was impacted by the consolidation of the Tin Building by Jean-Georges as of January 1, 2025. In 2024, the Tin Building by Jean-Georges was an unconsolidated joint venture accounted for under the equity method in equity in earnings (losses) from unconsolidated ventures within our Statements of Operations.

[2]

See the “Non-GAAP Financial Measures” and “Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders” sections in this press release for a discussion and reconciliation of net loss attributable to common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Year-to-Date Results

The table below provides a summary of the Company’s unaudited consolidated and combined operating and financial results for the nine months ended September 30, 2025 and September 30, 2024:

	For the Nine Months Ended September 30, 2025	For the Nine Months Ended September 30, 2024	Variance to Comparable Period in Prior Year
Total revenues[1]	$100,920	$87,611	$13,309	15.2%

Net loss	$(78,826)	$(111,349)	$32,523	29.2%
Net loss attributable to common stockholders	$(79,876)	$(111,586)	$31,710	28.4%
Net loss attributable to common stockholders per share	$(6.29)	$(20.21)	$13.92	68.9%

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders[2]	$(36,653)	$(88,823)	$52,170	58.7%
Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share[2]	$(2.89)	$(16.09)	$13.20	82.0%

Note: $ in thousands, except per share data.

[1]

Period-over-period total revenues comparability was impacted by the consolidation of the Tin Building by Jean-Georges as of January 1, 2025. In 2024, the Tin Building by Jean-Georges was an unconsolidated joint venture accounted for under the equity method in equity in earnings (losses) from unconsolidated ventures within our Statements of Operations.

[2]

See the “Non-GAAP Financial Measures” and “Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss Attributable to Common Stockholders” sections in this press release for a discussion and reconciliation of net loss attributable to common stockholders to non-GAAP financial measures, including Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share.

Balance Sheet

As of September 30, 2025, the Company had $116.8 million in cash, cash equivalents and restricted cash and $101.4 million of consolidated debt outstanding at an effective weighted-average interest rate of 7.3%. As of September 30, 2025, 40% of the Company’s consolidated debt was fixed at a weighted-average interest rate of 4.9% and the remaining 60% of the Company’s consolidated debt was floating at a weighted-average interest rate of 11.3% before the effects of the Company’s total return swap, which reduces the effective rate of the floating rate debt to 8.8%. Additionally, 100% of the Company’s outstanding debt is asset-specific, secured debt, and the weighted-average maturity of the Company’s consolidated debt is approximately 7.5 years. The Company has no meaningful debt maturities until Q3 2029.

Investor Conference Call and Webcast

The Company will host a conference call to present its third quarter 2025 results on Tuesday, November 11, 2025, at 8:30 AM ET.

A live audio webcast of the conference call will be available in listen-only mode through the “Investors” section of the Company’s website at www.seaportentertainment.com. We encourage participants to log in ten minutes prior to the scheduled start time to register. A replay of the audio webcast will be available on the Company’s website shortly after the conclusion of the call and until November 25, 2025.

To dial into the Telephone Conference Call:

Domestic: 1-877-407-3982

International: 1-201-493-6780

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Passcode: 13753918

About Seaport Entertainment Group

Seaport Entertainment Group (NYSE: SEG) is a premier entertainment and hospitality company formed to own, operate, and develop a unique collection of assets positioned at the intersection of entertainment and real estate. Seaport Entertainment Group’s focus is to deliver unparalleled experiences through a combination of restaurant, entertainment, sports, retail and hospitality offerings integrated into one-of-a-kind real estate that redefine entertainment and hospitality. For more information, please visit www.seaportentertainment.com.

Safe Harbor and Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the federal securities laws. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to: risks related to our recent separation from, and relationship with, Howard Hughes; risks related to macroeconomic conditions; risks related to the impact of tariffs and global trade disruptions on us and our tenants, including the impact on inflation, interest rates, supply chains and consumer sentiment and spending; changes in discretionary consumer spending patterns or consumer tastes or preferences; risks associated with the Company’s investments in real estate assets and trends in the real estate industry; the Company’s ability to obtain operating and development capital on favorable terms, or at all; the availability of debt and equity capital; the Company’s ability to renew its leases or re-lease available space; the Company’s ability to compete effectively; the Company’s ability to successfully identify, acquire, develop, and manage properties on terms that are favorable to it; the impact of uncertainty around, and disruptions to, the Company’s supply chain; risks related to the concentration of the Company’s properties and operations in Manhattan and the Las Vegas area; social, political and economic instability, unrest and other circumstances beyond the Company’s control which could adversely affect the Company’s business operations; adverse changes in laws or regulations governing the Company’s operation, changes in the interpretation thereof, or newly enacted laws or regulations could require changes to the Company’s business practices, adversely impact the Company’s revenues and/or impose additional costs on the Company ; extreme weather conditions or climate change that may cause property damage or interrupt business; the impact of water and electricity shortages on the Company’s business; the contamination of the Company’s properties by hazardous or toxic substances; catastrophic events or geopolitical conditions that may disrupt the Company’s business; actual or threatened terrorist activity and other acts of violence, or the perception of a heightened threat of such events; losses that are not insured or that excess the applicable insurance limits; risks related to the disruption or failure of information technology networks and related systems – both the Company’s and those operated and managed by third parties; regulatory and legal requirements applicable to the Company’s assets; the Company’s ability to attract and retain key personnel; the Company’s inability to control certain properties due to the joint ownership of such property and inability to successfully attract desirable strategic partners, including joint venture partners; risks related to the concentration of ownership of the Company’s common stock by Pershing Square; and the other factors detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Forward-looking statements speak only as of the date of this press release. The Company is under no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Non-GAAP Financial Measures

Our reported results are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also disclose Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share, each of which are non-GAAP financial measures. We believe these non-GAAP financial measures are useful to investors because they provide a meaningful supplement to the Company’s operating performance and period-over-period changes without regard to certain potential distortions or certain non-cash items.

Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements. Accordingly, they should not be considered alternatives to net loss as a performance measure or cash flows from operating activities as reported on our statement of cash flows as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures.

To derive Non-GAAP Adjusted Net Loss Attributable to Common Stockholders, GAAP net loss attributable to common stockholders is adjusted to exclude depreciation and amortization, as well as gains and losses from the sale of assets, gains or losses on extinguishment of debt, and provision for impairment, and these adjustments include the pro rata share of such adjustments of unconsolidated subsidiaries. Additionally, adjustments are made for non-cash revenues and expenses such as straight-line rental revenue and expenses, amortization of above- and below-market lease related intangibles, and non-cash compensation; other non-recurring items such as termination fees, leadership transition costs, corporate restructuring costs incurred since separating from Howard Hughes, and legal settlements; and certain capitalized items such as capitalized interest. Please see the reconciliation table provided in this press release for a reconciliation of Non-GAAP Adjusted Net Loss Attributable to Common Stockholders and Non-GAAP Adjusted Net Loss Attributable to Common Stockholders Per Share to the most directly comparable GAAP measure of net loss.

Availability of Information on SEG’s Website and Social Media Channels

Investors and others should note that SEG routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the SEG Investor Relations website. The Company uses these channels as well as social media channels (e.g., LinkedIn www.linkedin.com/company/new-york-seaportentertainment) as a means of disclosing information about the Company's business to our customers, employees, investors, and the public. While not all of the information that the Company posts to the SEG Investor Relations website or on the Company's social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in SEG to review the information that it shares through its website and on the Company's social media channels. Users may automatically receive email alerts and other information about the Company when enrolling an email address by visiting "Email Alerts" in the "Resources" section of the SEG Investor Relations website at https://ir.seaportentertainment.com/resources/email-alerts. The contents of these websites are not incorporated by reference into this press release or any report or document SEG files with the SEC, and any references to the websites are intended to be inactive textual references only.

Contacts:

Investor Relations:

Seaport Entertainment Group Inc.

T: (212) 732-8257

ir@seaportentertainment.com

Media Relations:

The Door

theseaport@thedooronline.com

Seaport Entertainment Group

Consolidated Balance Sheets

(in thousands, except par value amounts)

	(Unaudited)
	September 30, 2025	December 31, 2024
ASSETS
Buildings and equipment	$538,948	$522,667
Less: accumulated depreciation	(221,205)	(215,484)
Land	9,497	9,497
Developments	—	146,461
Net investment in real estate	327,240	463,141
Assets held for sale	144,425	—
Investments in unconsolidated ventures	16,511	28,326
Cash and cash equivalents	106,215	165,667
Restricted cash	10,585	2,178
Accounts receivable, net	9,856	5,246
Deferred expenses, net	3,963	4,515
Operating lease right-of-use assets, net	45,493	38,682
Other assets, net	34,786	35,801
Total assets	$699,074	$743,556

LIABILITIES
Mortgages payable, net	$39,345	$101,593
Mortgages payable related to assets held for sale	61,300	—
Operating lease obligations	56,260	47,470
Accounts payable and other liabilities	46,428	23,111
Total liabilities	203,333	172,174

EQUITY
Preferred stock, $0.01 par value, 20,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 480,000 shares authorized, 12,735 issued and outstanding as of September 30, 2025, and 12,708 issued and outstanding issued or outstanding as of December 31, 2024	127	127
Additional paid in capital	617,250	613,015
Accumulated deficit	(131,536)	(51,660)
Total Stockholders' equity	485,841	561,482
Noncontrolling interest in subsidiary	9,900	9,900
Total equity	495,741	571,382
Total liabilities and equity	$699,074	$743,556

Seaport Entertainment Group

Consolidated and Combined Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
REVENUES
Hospitality revenue	$16,603	$8,954	$39,515	$22,084
Entertainment revenue	22,151	23,243	46,268	43,960
Rental revenue	5,614	6,639	13,635	19,990
Other revenue	682	594	1,502	1,577
Total revenues	45,050	39,430	100,920	87,611

EXPENSES
Hospitality costs	19,919	9,260	53,506	25,221
Entertainment costs	20,285	19,671	42,643	40,977
Operating costs	7,393	9,375	23,156	28,313
General and administrative	17,932	18,319	36,005	53,486
Depreciation and amortization	6,931	7,694	21,603	21,101
Total expenses	72,460	64,319	176,913	169,098

OTHER
Loss on assets held for sale	(3,988)	—	(3,988)	—
Other income (loss), net	(2,500)	4,798	(2,626)	4,715
Total other	(6,488)	4,798	(6,614)	4,715
Operating income (loss)	(33,898)	(20,091)	(82,607)	(76,772)
Interest income (expense)	(128)	(3,133)	1,667	(8,889)
Equity earnings (losses) from unconsolidated ventures	1,162	(7,487)	2,114	(24,125)
Loss on extinguishment of debt	—	(1,563)	—	(1,563)
Income (loss) before income taxes	(32,864)	(32,274)	(78,826)	(111,349)
Income tax expense (benefit)	—	—	—	—
Net loss	(32,864)	(32,274)	(78,826)	(111,349)
Preferred distributions to noncontrolling interest in subsidiary	(350)	(237)	(1,050)	(237)
Net loss attributable to common stockholders	$(33,214)	$(32,511)	$(79,876)	$(111,586)

Total weighted average shares
Basic	12,720	5,522	12,704	5,522
Diluted	12,720	5,522	12,704	5,522

Earnings (loss) per share attributable to common shareholders
Basic	$(2.61)	$(5.89)	$(6.29)	$(20.21)
Diluted	$(2.61)	$(5.89)	$(6.29)	$(20.21)

Seaport Entertainment Group

Reconciliation of Net Loss to Non-GAAP Adjusted
Net Loss Attributable to Common Stockholders

(in thousands, except per share amounts)

(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net loss	$(32,864)	$(32,274)	$(78,826)	$(111,349)
Preferred distributions to noncontrolling interest in subsidiary	(350)	(237)	(1,050)	(237)
Net loss attributable to common stockholders	(33,214)	(32,511)	(79,876)	(111,586)
Adjustments:
Depreciation and amortization	7,212	8,734	22,913	24,201
Lease Termination Fee Income	(1,000)	—	(1,190)	—
Non-cash compensation	1,663	892	5,438	958
Straight line rent, net	983	1,042	1,408	1,423
Capitalized interest	(845)	—	(4,193)	(667)
Leadership transition costs	11,495	—	12,233	—
Loss on assets held for sale	3,988	—	3,988	—
Loss on early extinguishment of debt	—	1,563	—	1,563
Other (income) loss	2,500	(4,798)	2,626	(4,715)
Non-GAAP adjusted net loss attributable to common stockholders	(7,218)	(25,078)	(36,653)	(88,823)

Total weighted average shares
Basic	12,720	5,522	12,704	5,522
Diluted	12,720	5,522	12,704	5,522

Non-GAAP adjusted net loss attributable to common stockholders per share
Basic	$(0.57)	$(4.54)	$(2.89)	$(16.09)
Diluted	$(0.57)	$(4.54)	$(2.89)	$(16.09)